Back to Contents

Exhibit 32.1

CERTIFICATION OF PRESIDENT AND CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 1350
(furnished, not filed)

In connection with the Quarterly Report of Black Warrior Wireline Corp. (the Company) on Form 10-Q for the quarter ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, William L. Jenkins, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William L. Jenkins

William L. Jenkins
President and Chief Executive Officer
December 8, 2004